SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2006

EBIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1900 East Golf Road, Schaumburg, Illinois	60173
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 798-3047

(Former name or former address, if changed since last report.)

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)                                  Item 2.02.  Results of Operations and Financial Condition

On November 14, 2006, Ebix, Inc. issued a press release announcing its results of operations for its most recent quarter ended September 30, 2006.  The press release is attached as Exhibit 99.1 to this Form 8-K.

(2)                                  Item 7.01. Regulation FD Disclosure

On November 15, 2006, members of the Ebix’s management conducted a conference call to discuss the Company’s financial results for the second quarter of 2006.  The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

(3)                                  Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is being furnished with this report pursuant to Item 2.02 of this Form 8-K:

Exhibit No.	Description

99.1	Press Release Regarding Financial Results for most recent Quarter Ended September 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

	By:	/s/ Richard J. Baum
Richard J. Baum
Executive Vice President — Finance and
Administration, Chief Financial Officer
And Secretary

Dated: November 17, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Name

99.1	Press Release dated November 14, 2006